UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: June 30, 2020
(Date of earliest event reported)
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BLOOM ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

001-38598
Commission File Number
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Delaware	77-0565408
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

408 543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value	“BE”	New York Stock Exchange

(1)	Our Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On June 30, 2020, Bloom Energy Corporation (“Bloom”) entered into an amendment to its previously disclosed sale agreement with 2018 ESA Project Company, LLC (the “Project Company”), which is a wholly owned subsidiary of Duke Energy Corporation. Under the amendment, subject to satisfaction of certain conditions, including Bloom meeting certain liquidity milestones, which it meets today, and fulfillment of Wells Fargo’s commitment to provide financing, the Project Company agrees to purchase an additional 22.75 megawatts of Energy Servers from us for deployment over the next 6 months.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date:	July 2, 2020	By:	/s/ Shawn Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary